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                                   EXHIBIT 24

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

         The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 22, 2000.



/s/ Thomas J. Carr                                        Director and CFO
----------------------------                       ----------------------------
Signature                                          Position(s) with the Company


Thomas J. Carr
----------------------------
Print or Type Name

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                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

         The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 22, 2000.



/s/ Thomas M. O'Leary                                      Director
----------------------------                       ----------------------------
Signature                                          Position(s) with the Company


Thomas M. O'Leary
----------------------------
Print or Type Name

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                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

         The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 22, 2000.



/s/ C. R. Hahn                                     Vice President/COO/Director
----------------------------                       ----------------------------
Signature                                          Position(s) with the Company


C. R. Hahn
----------------------------
Print or Type Name

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                             POWER OF ATTORNEY
                    FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 22, 2000.



/s/ Robert V. R. Ostrander              Director
----------------------------            ----------------------------
Signature                               Position(s) with the Company


Robert V. R. Ostrander
----------------------------
Print or Type Name